February 26, 2010

Supplement

SUPPLEMENT DATED FEBRUARY 26, 2010 TO THE PROSPECTUS OF
MORGAN STANLEY PACIFIC GROWTH FUND INC.
Dated February 26, 2010

The Board of Directors (the "Board") of Morgan Stanley Pacific Growth Fund, Inc. (the "Fund") approved an Agreement and Plan of Reorganization with respect to the Fund (the "Plan"). Pursuant to the Plan, substantially all of the assets of the Fund would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco Ltd. (the "New Fund"). Pursuant to the Plan, shareholders of the Fund would become shareholders of the New Fund, receiving shares of the New Fund equal to the value of their holdings in the Fund. The Plan is subject to the approval of the Fund's shareholders at a special meeting of shareholders anticipated to be held during the second quarter of 2010. A proxy statement formally detailing the proposal and information concerning the New Fund is anticipated to be distributed to shareholders of the Fund during the first quarter of 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

TGRSPT 2/10